UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 15, 2009

RJO GLOBAL TRUST
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22887	36-4113382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o R.J. O’Brien Fund Management, LLC 222 South Riverside Plaza Suite 900 Chicago, IL 60606
(Address of Principal Executive Offices)

(312) 373-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.		Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Effective September 15, 2009, Colleen Mitchell Knupp resigned her positions as President of R.J. O’Brien Fund Management, LLC, the managing owner of the RJO Global Trust, and as Director of the RJO Global Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RJO GLOBAL TRUST
(Registrant)

Date: September 16, 2009

By: /s/ Annette A. Cazenave
Annette A. Cazenave
Senior Vice President
R.J. O’Brien Fund Management, Inc., Managing Owner